Exhibit 3.1
                                                                     -----------


                               STATE OF CALIFORNIA
                  CERTIFICATE OF LIMITED PARTNERSHIP--FORM LP-1
         IMPORTANT-Read instructions on back before completing this form

        This Certificate is presented for filing pursuant to Chapter 3,
             Article 2, Section 15621, California Corporation Code.


1.  NAME OF LIMITED PARTNERSHIP
    Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership
-----------------------------------------------------------------------------------------------------------------------------------

2.  STREET ADDRESS OF PRINCIPLE EXECUTIVE OFFICE                                 3. CITY AND STATE   4. ZIP CODE
    112 South Curry Street                                                          Tehachapi; CA       93561

5.  STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE     6. CITY

8.  COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED

    THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ------------- 19--- WITH THE

    RECORDER OF ----------------------- COUNTY.  FILE OR RECORDATION NUMBER ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
9.  NAME AND ADDRESSES OF ALL GENERAL PARTNERS. CONTINUE ON SECOND PAGE IF NECESSARY

    NAME:    Zond Windsystems Management Corporation III
    ADDRESS: 112 South Curry Street
    CITY:    Tehachapi                                              STATE California           ZIP CODE 93561
-----------------------------------------------------------------------------------------------------------------------------------
9A.
    NAME:
    ADDRESS:
    CITY:                                                           STATE                     ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
9B.
    NAME:
    ADDRESS:
    CITY:                                                           STATE                     ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
    NAME: Craig A. Anderson, Esq.
    ADDRESS: 1693 Mission Drive, Suite 297
    CITY:    Solvang                   STATE  California         ZIP CODE 93463
-----------------------------------------------------------------------------------------------------------------------------------
11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
    December 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTIONS, CANCELLATION
    CERTIFICATES PERTAINING TO THIS CERTIFICATE. THE ACKNOWLEDGMENT OF 1 GENERAL.
PARTNER IS REQUIRED.
-----------------------------------------------------------------------------------------------------------------------------------
13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND

    REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED 7
-----------------------------------------------------------------------------------------------------------------------------------
14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH
    EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)
                                                                                15. THIS SPACE FOR FILING OFFICE
                                                                                    USE FILE NUMBER, DATE OF FILING
/s/ Craig A. Anderson                8/14/85                                        85 232 00025
--------------------------------------------      ---------------------------------------------------------------------------------
SIGNATURE OF GENERAL PARTNER           DATE          SIGNATURE OF GENERAL PARTNER   DATE
Craig A. Anderson, Senior Vice President, ZOND WINDSYSTEMS MANAGEMENT CORPORATION III

--------------------------------------------      ---------------------------------------------------------------------------------
SIGNATURE OF GENERAL PARTNER           DATE          SIGNATURE OF GENERAL PARTNER   DATE

-----------------------------------------------------------------------------------------------------------------------------------
16. RETURN ACKNOWLEDGMENT TO:

NAME      Rebecca Foster, Esq.
ADDRESS   Kindel & Anderson
CITY AND  555 South Flower Street
STATE     26th Floor
ZIP CODE  Los Angeles, California 90071

                                                                      Item B(8)
                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A
                  ------------------------------------------


     I, CRAIG A. ANDERSON, the Secretary of ZOND WINDSYSTEMS MANAGEMENT CORPORATION III, a California corporation ("ZWMC III"), the general partner of Zond Windsystem Partners, Ltd. series 85-A, a California limited partnership (the "Series A Partnership"), DO HEREBY CERTIFY as follows:

     1. The below-named persons have been duly elected or appointed, have duly qualified and with the exception of Mr. Karas who was promoted to President, Chief Operating Officer and Chief Financial Officer from his prior position as Senior Vice President and Chief Financial Officer on January 15, 1986, on September 9, 1985 were, and at all subsequent times to and including the date hereof have been, officers of ZWMC III, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

NAME                       OFFICE                   SIGNATURE
----                       ------                   ---------

Kenneth C. Karas   President, Chief
                   Operating Officer and
                   Chief Financial Officer   /s/ Kenneth C. Karas
                                             ---------------------

Craig A. Anderson  Senior Vice President
                   General Counsel and
                   Corporate Secretary       /s/ Craig A. Anderson
                                             ---------------------

     2. There has been no amendment to the Certificate and Articles of Limited Partnership of the Series A Partnership since November 22, 1985, and I know of no proceeding for the dissolution or liquidation of the Series A Partnership or threatening its existence and, to the best of my knowledge, the Series A Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California.

     3. Attached hereto as Annex A is a true, correct and complete copy of the Agreement of Limited Partnership of the Series A Partnership, including all amendments and supplements thereto, as in effect on September 9, 1985 and at all subsequent times to and including the date hereof.

     WITNESS my hand and the seal of the Company this 26th day of March, 1986.


                                             /s/ Craig A. Anderson
                                             ----------------------------
                                             Craig A. Anderson, Secretary
                                             ZOND WINDSYSTEMS MANAGEMENT
                                               CORPORATION III
(SEAL)
                                                              86TEACH#1/CLOSC3.1
                                       -1-

     I, KENNETH C. KARAS, President, Chief Operating officer and Chief Financial Officer of ZOND WINDSYSTEMS MANAGEMENT CORPORATION III, HEREBY CERTIFY that CRAIG A. ANDERSON has been duly elected or appointed, has duly qualified, and this day is the Secretary of said Corporation and that the signature above is his genuine signature.

         WITNESS my hand this 26th day of March, 1986.
                              ----

                                             /s/ Kenneth C. Karas, President
                                             -------------------------------
                                             Chief Operating Officer and
                                             Chief Financial Officer
                                             ZOND WINDSYSTEMS MANAGEMENT
                                               CORPORATION III

                                                                         Annex A

                               State of California

                                    Office of
                                  March Fong Eu
                               Secretary of State
                                   Sacramento


               I, MARCH FONG EU, Secretary of State Of the State of California, hereby certify:

               That the annexed transcript of 8 page(s) was prepared by and in
                                              -
          this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                            IN WITNESS WHEREOF, I execute this
                                              certificate and affix the Great
                                              Seal of the State of California
                                              this

                                              MAR - 6 1986
                                              ----------------------------------
                                              /s/ March Fong Eu

                              STATE OF CALIFORNIA
                  CERTIFICATE OF LIMITED PARTNERSHIP--FORM LP-1
        IMPORTANT--Read instructions on back before completing this form

         This Certificate is presented for filing pursuant to Chapter 3,
             Article 2, Section 15621, California Corporations Code.

1.  NAME OF LIMITED PARTNERSHIP
    Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership

2.  STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE
    112 South Curry Street

3.  CITY AND STATE
    Tehachapi, CA

4.  ZIP CODE
    93561

5.  STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE


6.  CITY
    CALIF.

7.  ZIP CODE


8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.
    THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON __________ 19 WITH THE RECORDER OF __________ COUNTY. FILE OR RECORDATION NUMBER _________

9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE IF NECESSARY)
    NAME:     Zond Windsystems Management Corporation III
    ADDRESS:  112 South Curry Street
    CITY:     Tehachapi            STATE  California         ZIP CODE  93561

9A.
    NAME:
    ADDRESS:
    CITY:                          STATE                     ZIP CODE

9B.
    NAME:
    ADDRESS:
    CITY:                          STATE                     ZIP CODE

10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
    NAME:     Craig A. Anderson, Esq.
    ADDRESS:  1693 Mission Drive, Suite 297
    CITY:     Solvang              STATE  California         ZIP CODE  93463

11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
              December 31, 2005
                                     [SEAL]

12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE THE ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.

13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [7]

14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH ECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

/s/ CRAIG A. ANDERSON         8-14-85
----------------------------- -------    ------------------------------  -------
SIGNATURE OF GENERAL PARTNER    DATE      SIGNATURE OF GENERAL PARTNER     DATE

Craig A. Anderson, Senior Vice President,
ZOND WINDSYSTEMS MANAGEMENT CORPORATION III


----------------------------  -------   -------------------------------  -------
SIGNATURE OF GENERAL PARTNER     DATE    SIGNATURE OF GENERAL PARTNER      DATE


----------------------------------------  -----------------------------  -------
SIGNATURE OF OTHER THAN GENERAL PARTNER        TITLE OR DESIGNATION        DATE

15. THIS SPACE FOR FILING OFFICE USE (FILE NUMBER, DATE OF FILING)
    8523200025

                                      FILED
                     In the office of the Secretary of State
                           of the State of California

                                   AUG 19 1985
                                  March Fong Eu
                                  MARCH FONG EU
                               SECRETARY OF STATE

16. RETURN ACKNOWLEDGMENT TO:

    NAME        Rebecca Foster, Esq.
    ADDRESS     Kindel & Anderson
    CITY AND    555 South Flower Street
    STATE       26th Floor
    ZIP CODE    Los Angeles, California 90071

                                                  FORM LP-1--FILING FEE $70
                                              APPROVED BY THE SECRETARY OF STATE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Craig A. Anderson
1693 Mission Drive
Suite 297
Solvang, California 93463

-------------------------------------------------------------------------------
                      (Above Space for Recorder's Use Only)

                        AGREEMENT OF LIMITED PARTNERSHIP
                        --------------------------------
                                       OF
                                       --
                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A,
                   -------------------------------------------
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------

          This is the Agreement of Limited Partnership of Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership.

          1.   Name of the Partnership.
               -----------------------

               Zond Windsystem Partners, Ltd. Series 85-A, a California Limited partnership.

          2.   The Character of the Business.
               -----------------------------

               The business and purposes of the Partnership are to engage (i) in the purchase, operation and management of a wind driven electrical generating facility (the "Windsystem") (including the sale of electricity produced by the Windsystem), and (ii) in any and all general business activities related or incidental to any of the foregoing. The Partnership shall not engage in any other business without the prior consent of all Partners.

          3.   Location of the Principal place of business.
               -------------------------------------------

               112 South Curry Street
               Tehachapi, California 93561

          4.   Name and place of residence of each member:
               ------------------------------------------
               General and Limited Partners being respectively
               -----------------------------------------------
               designated.
               ----------

               The names and addresses of the General Partners and the Original Limited Partner as set forth on the signature page hereof.

          5.   Term for which the Partnership is to exist
               ------------------------------------------

               The term shall be from the date on which this Agreement of Limited Partnership is filed with the Secretary of State of the State of California until December 31, 2005 unless the Partnership is dissolved at an earlier date by reason of:

               (a) the withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, or any other event which results in such entity ceasing to be a General Partner, unless within 60 days from the date of any such occurrence, either (i) the
------
remaining General Partners, if any, or (ii) all of the Limited Partners elect to continue the business of the Partnership;

               (b) an election to dissolve the Partnership made in writing by partners holding a majority in interest;

               (c) the sale, exchange or other disposition of all or substantially all of the property of the Partnership; or

               (d) any other event which under the laws of State of California would cause its dissolution.

         6.    Amount of cash and description of and the agreed value of the
               -------------------------------------------------------------
               other property, if any, contributed by the Original Limited
               -----------------------------------------------------------
               Partner.
               -------

               The capital contribution of the-Original Limited Partner is $100.

         7.    Additional contributions, if any, agreed to be made by the
               ----------------------------------------------------------
               Original Limited Partner and the times at which or events on the
               ----------------------------------------------------------------
               happening of which they shall be made.
               -------------------------------------

               None

         8.    The time, if agreed upon, when the contribution of the Original
               ---------------------------------------------------------------
               Limited Partner is to be returned.
               ---------------------------------

               No Partner shall be entitled to demand the return of his capital contribution, except as provided in Section 15516 of the California Uniform Limited Partnership Act (the "Act") or the successor Section thereto.

         9.    Share of the profits or the other compensation by way of income
               ---------------------------------------------------------------
               which a Limited Partner shall receive by reason of his
               ------------------------------------------------------
               contribution.
               ------------

               The Limited Partners shall receive 99% of the Partnership's profits, gains, losses, deductions, credits and distribution.

         10.   The right, if given, of a Limited Partner to substitute an
               ----------------------------------------------------------
               assignee as contributor in his place, andterms and conditions of
               ----------------------------------------------------------------
               the substitution.
               ----------------

               A Limited Partner may not sell, transfer, assign or subject to a security interest all or any part of his interest in the Partnership except as permitted by this Section 10, and -any act in violation of this Section 10 shall be null and void ab initio.
                 -- ------

               (a) A Limited Partner may sell, transfer, assign or subject to a security interest any portion or all of his interest in the Partnership; provided, however, that:

                    (i) a Limited Partner first offers to assign to the Partnership his interest in the Partnership which he seeks to transfer for value upon the same terms and conditions as were offered to the Limited Partner pursuant to a bona fide offer by any third party;

                    (ii) the sale, transfer, assignment or security interest is not with respect to a fraction of interest;

                    (iii) a Limited Partner and his purchaser, transferee or assignee executes, acknowledges and delivers to the General Partner such instruments of transfer and assignment with respect to such transaction as are in form and substance satisfactory to the General Partner;

                    (iv) a Limited Partner pays the Partnership a fee which shall be determined by the General Partner and is sufficient to pay all reasonable expenses of the Partnership in connection with such transaction;

                    (v) the purchase, transfer, assignment or security interest shall not be in violation of any applicable federal or state securities laws, including the securities Act of 1933, as amended, it being understood and agreed that the General Partner may require as a condition to any such sale, transfer, assignment or security interest that the Partnership be furnished with an opinion of counsel, which counsel and opinion shall be satisfactory to the General Partner, to the foregoing effect.

               (b) If the General Partner consents to the admission of a person as a substituted Limited Partner within the meaning of the Act and such person:

                    (i) elects to become a substituted Limited Partner by delivering a written notice of such election to the General Partner;

                    (ii) executes and acknowledges such other instruments as the General Partner may deem necessary or advisable to effect the admission of such person as a substitute Limited Partner, including without limitation, the written acceptance and adoption by such person of the provisions of this Agreement; and

                    (iii) pays a transfer fee, if any, as is determined by the General Partner to be required to pay the costs of admission as a substituted Limited Partner, including, without limitation, the cost of preparing and filing of record an amendment to this Agreement in accordance with the Act;

this Agreement shall be amended (at least once in each calendar quarter) in accordance with the provisions of the Act, all other steps shall be taken which, in the opinion of the General Partner are reasonably necessary to admit such person under the Act as a substituted Limited Partner, and such person shall thereupon become a substituted Limited Partner within the meaning of the Act.

               (c) The General Partners, or any of them, if more than one, may (but shall not be obligated to) acquire the interest of a Limited Partner, and, if with respect to such interest, a General Partner becomes a substituted Limited Partner within the meaning of the Act, the General Partner shall, with respect to such interest, enjoy all rights and be subject to all of the obligations and duties of a Limited Partner;

               (d) This Agreement and any securities issued representing an interest in the Partnership shall bear the following legend:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

          11.  The right, if given, of the Partners to admit
               ---------------------------------------------
               additional Limited Partners.
               ---------------------------

               Additional Limited Partners may be admitted from time to time provided each additional Limited Partner contributes cash or property to the Partnership in an amount to be determined by the General Partners.

          12.  The right, if given, of one or more of the Limited Partners to
               --------------------------------------------------------------
               priority over the Limited Partners, as to contributions or as
               -------------------------------------------------------------
               compensation by way of income and the nature of such priority.
               -------------------------------------------------------------

               None.

          13.  The right, if given, of the remaining General Partner or
               --------------------------------------------------------
               Partners, if any, to continue the business on the death,
               --------------------------------------------------------
               retirement, dissolution, bankruptcy or insanity of a General
               ------------------------------------------------------------
               Partner.
               -------

               Upon the retirement, withdrawal, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or insanity of a General Partner, the remaining General Partners or General Partner shall have the right to continue the business of the Partnership with the consent of remaining Partners.

          14.  The right, if given, of a Limited Partner to vote any of the
               ------------------------------------------------------------
               matters described in subdivision (b) of Section 15507 of the
               ------------------------------------------------------------
               California Corporations Code, and the vote required for election
               ----------------------------------------------------------------
               or removal of General Partners, or to cause other action to be
               --------------------------------------------------------------
               effective as to the Limited Partnership.
               ---------------------------------------

               A Limited Partner shall not be deemed to take part in the control of the business of the Limited Partnership by virtue of his possessing or exercising power, specified herein, to vote upon matters affecting the basic structure of the Partnership, including the following matters:

                  (a)  election or removal of General Partners;

                  (b)  termination of the Partnership;

                  (c   amendment of the Partnership Agreement;

                  (d) sale of all or substantially all of the assets of the Partnership.

          This Agreement may be executed in several counterparts each of which shall be deemed to be an original copy and all of which together shall constitute one Agreement, binding on all parties hereto, notwithstanding that all the parties shall not have signed the tame counterparts.

         IN WITNESS WHEREOF, this Agreement of Limited Partnership has been duly executed by the parties as set forth below.

                                            GENERAL PARTNER
Date.    August 14, 1985                    ZOND WINDSYSTEMS MANAGEMENT
         ---------------                    CORPORATION III, a California
                                            corporation

                                            By /s/ Craig A. Anderson
                                              ---------------------------------
                                              Craig A. Anderson
                                              Senior Vice President - General
                                              Counsel

                                              112 South Curry Street
                                              Tehachapi, California 93561
                                              (805) 822-6835

                                            ORIGINAL LIMITED PARTNER:

Date:    August 14, 1985                    CRAIG A. ANDERSON, A PROFESSIONAL
         ---------------                    CORPORATION

                                            By /s/ Craig A. Anderson
                                              ----------------------------------
                                              Craig A. Anderson, President

                                              1693 Mission Drive Suite 297
                                              Solvang, California 93463

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF Los Angeles   )
          -----------

          On August 14, 1985, before me, the undersigned, a Notary Public in and
             ---------------
for said County and State, personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President of Zond Windsystems Management Corporation III, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the General Partner of Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          WITNESS my hand and official seal


OFFICIAL SEAL                                        /s/ Mary E. McDermott
MARY E MCDERMOTT                                     ---------------------------
NOTARY PUBLIC - CALIFORNIA                           Notary Public in and for
LOS ANGELES COUNTY                                   said County and State
My comm. expires DEC 6, 1985



STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF Los Angeles   )
          -----------

          On August 14, 1985, before me, the under-signed, a Notary Public in
             ---------------
and for said County and State,. personally appeared Craig A. Anderson, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument; as the President of Craig A. Anderson, a Professional Corporation, the corporation that executed the within instrument on behalf of said corporation, said corporation being known to me to be the Original Limited Partner of Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership, and acknowledged to me that such corporation executed the same as such Partner.

          Witness my hand and official seal.

OFFICIAL SEAL                                        /s/ Mary E. McDermott
MARY E MCDERMOTT                                     ---------------------------
NOTARY PUBLIC - CALIFORNIA                           Notary Public in and for
LOS ANGELES COUNTY                                   said County and State
My comm. expires DEC 6, 1985